SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                  July 17, 2003

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                     000-23961               41-1810301
(State of Incorporation)      (Commission File Number)     (IRS Employer
                                                         Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
              (Registrant's telephone number, including area code)





                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item 7.        Financial Statements and Exhibits

               Ex. 20a       Series 1999-1 June Securityholder's Statement

               Ex. 20b       Series 1999-2 June Securityholder's Statement

               Ex. 20c       Series 1999-3 June Securityholder's Statement

               Ex. 20d       Series 2000-1 June Securityholders's Statement

               Ex. 20e       Series 2000-2 June Securityholder's Statement

               Ex. 20f       Series 2000-3 June Securityholder's Statement

               Ex. 20g       Series 2001-1 June Securityholder's Statement

               Ex. 20h       Series 2001-2 June Securityholder's Statement

               Ex. 20i       Series 2001-3 June Securityholder's Statement

               Ex. 20j       Series 2001-4 June Securityholder's Statement

               Ex. 20k       Series 2002-3 June Securityholder's Statement

               Ex. 20l       Series 2002-4 June Securityholder's Statement

                             SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRIS RECEIVABLES, INC.


                              By:    /s/ Scott R. Fjellman
                                     Scott R. Fjellman
                                     Senior Vice President, Treasurer
Dated:   July 17, 2003